UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                November 5, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24363                   33-0102707
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



         16815 Von Karman Avenue, Irvine, CA                        92606
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5.  OTHER INFORMATION.

         On September 26, 2003, Interplay Entertainment Corp. ("Interplay") issued a press release announcing, among other matters, its termination of a distribution agreement with Vivendi Universal Games ("Vivendi"). A Form 8-K regarding such press release was filed on September 29, 2003. On November 5, 2003, Interplay issued a press release announcing that it had reached a settlement with Vivendi regarding its dispute under this distribution agreement. A copy of the November 5, 2003 press release is being furnished herewith as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated November 5, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          INTERPLAY ENTERTAINMENT CORP.



November 5, 2003           /S/ HERVE CAEN
                          -------------------------------
                          Herve Caen
                          Chief Executive Officer and
                          Interim Chief Financial Officer